Exhibit 99.1

Third Quarter 2004 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s October 26, 2004 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2003. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 26, 2004 conference call might not occur.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of September 30, 2004, the Company’s stabilized portfolio consisted of 82 office buildings and 49 industrial buildings, which encompassed an aggregate of 7.4 million and 4.6 million square feet, respectively, and was 93.1% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
Edward F. Brennan, PhD.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Steve Scott	Sr. VP San Diego Development
	Justin W. Smart	Sr. VP Los Angeles Development
	Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Merrill Lynch & Co., Inc.
David AuBuchon	(314) 955-5452	Steve Sakwa	(212) 449-0335

Bank of America Securities		Prudential Securities
Ross Nussbaum	(212) 847-5668	Jim Sullivan	(212) 778-2515

Deutsche Bank Securities, Inc.		RBC Capital Markets
Lou Taylor	(212) 250-4912	David Copp	(415) 633-8558

Friedman, Billings, Ramsey & Co., Inc.		UBS Securities
David Loeb	(703) 469-1289	Keith Mills	(212) 713-3098

Green Street Advisors		Wells Fargo Securities
Jim Sullivan	(949) 640-8780	Christopher Hartung	(415) 675-2759

KeyBanc Capital Markets
Frank Greywitt	(216) 263-4795

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
INCOME ITEMS (Including Discontinued Operations):
Revenues	$55,412	$54,925	$55,422	$54,205	$70,062
Net Straight Line Rent (1)	3,004	2,199	2,484	2,790	700
Lease Termination Fees (2)	(310)	95	901	654	18,325
Net Operating Income (3), (4)	42,495	41,156	41,810	40,804	55,007
Capitalized Interest and Loan Fees	2,260	2,061	2,050	2,024	2,486
Net Income Available to Common Shareholders	10,357	7,854	5,984	4,938	20,039
EBITDA (4), (5), (7)	33,173	35,984	34,424	33,062	49,954
Funds From Operations (4), (6), (7)	20,185	23,385	20,956	20,197	37,473
Funds Available for Distribution (4), (6), (7), (8)	14,508	17,124	17,168	15,397	29,274
Net Income per common share – diluted	$0.36	$0.28	$0.21	$0.18	$0.72
Funds From Operations per common share – diluted	$0.62	$0.72	$0.65	$0.62	$1.17
Dividend per share	$0.495	$0.495	$0.495	$0.495	$0.495
RATIOS (Including Discontinued Operations):
Operating Margins	76.7%	74.9%	75.4%	75.3%	78.5%
Interest Coverage Ratio (9)	3.5x	3.9x	3.7x	3.6x	5.6x
Fixed Charge Coverage Ratio (10)	2.6x	2.9x	2.8x	2.6x	4.1x
FFO Payout Ratio (11)	79.7%	68.8%	76.7%	79.3%	42.6%
FAD Payout Ratio (12)	110.9%	93.9%	93.6%	104.0%	54.5%

	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
ASSETS:
Real Estate Held for Investment before Depreciation	$1,730,705	$1,723,994	$1,711,852	$1,726,286	$1,707,220
Total Assets	1,479,379	1,490,135	1,509,365	1,512,635	1,505,973
CAPITALIZATION:
Total Debt	$730,932	$754,806	$767,294	$761,048	$750,839
Total Preferred Equity (13)	160,250	160,250	160,250	160,250	155,000
Total Market Equity Value (13)	1,236,675	1,107,544	1,152,889	1,059,904	920,526
Total Market Capitalization (13)	2,127,857	2,022,600	2,080,433	1,981,203	1,826,365
Total Debt / Total Market Capitalization	34.4%	37.3%	37.0%	38.5%	41.2%
Total Debt and Preferred / Total Market Capitalization	41.9%	45.2%	44.7%	46.6%	49.7%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(2)	Lease termination fees for the three months ended September 30, 2004 include a $0.4 million net charge related to the resolution of contingencies associated with a 2001 early lease termination. Lease termination fees for the three months ended September 30, 2003 include an $18.0 lease termination fee related to a settlement with Peregrine Systems, Inc. Approximately $2.6 million of this fee was reserved for financial reporting purposes through the provision for bad debts as it related to future annual payments due from Peregrine under the settlement agreement.

(3)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes interest income and expense, depreciation and amortization, and corporate general and administrative expenses.

(4)	Please refer to pages 27 and 28 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(5)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 30 for a reconciliation of GAAP net income to EBITDA before minority interests.

(6)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.

(7)	Reported amounts are attributable to common shareholders and unitholders.

(8)	Please refer to page 31 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.

(9)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(10)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(11)	Calculated as current year dividends accrued to common shareholders divided by Funds From Operations.

(12)	Calculated as current year dividends accrued to common shareholders divided by Funds Available for Distribution.

(13)	See “Capital Structure” on page 24.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	For the Three Months Ended
	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
High Price	$38.47	$36.13	$35.50	$33.55	$29.38
Low Price	$34.08	$30.62	$31.68	$27.83	$27.14
Closing Price	$38.03	$34.10	$35.50	$32.75	$28.55
Dividend per share - annualized	$1.98	$1.98	$1.98	$1.98	$1.98
Closing common shares (in 000’s)(1)	28,528	28,398	28,328	28,209	28,029
Closing partnership units (in 000’s)(1)	3,990	4,082	4,148	4,154	4,214

	32,518	32,480	32,476	32,363	32,243

(1)	As of the end of the period.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
ASSETS:
Land and improvements	$288,861	$289,258	$289,317	$289,730	$289,730
Buildings and improvements, net	1,357,626	1,306,576	1,297,624	1,305,145	1,291,698
Undeveloped land and construction in progress, net	84,218	128,160	124,911	131,411	125,792

Total real estate held for investment	1,730,705	1,723,994	1,711,852	1,726,286	1,707,220
Accumulated depreciation and amortization	(353,025)	(341,874)	(329,409)	(321,372)	(308,640)

Real estate held for investment, net	1,377,680	1,382,120	1,382,443	1,404,914	1,398,580
Property held for sale, net	—	—	18,303	—	—

Total real estate assets, net	1,377,680	1,382,120	1,400,746	1,404,914	1,398,580
Cash and cash equivalents	3,652	7,444	6,730	9,892	16,078
Restricted cash	1,283	7,352	9,785	8,558	8,797
Current receivables, net	4,190	4,700	5,988	4,919	2,424
Deferred rent receivables, net	43,956	41,134	39,288	36,804	34,014
Deferred leasing costs, net	39,420	37,824	36,094	36,651	35,703
Deferred financing costs, net	3,190	2,889	3,318	3,657	4,297
Prepaid expenses and other assets	6,008	6,672	7,416	7,240	6,080

TOTAL ASSETS	$1,479,379	$1,490,135	$1,509,365	$1,512,635	$1,505,973

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$494,932	$614,806	$617,294	$526,048	$528,839
Unsecured senior notes	144,000
Unsecured line of credit	92,000	140,000	150,000	235,000	222,000
Accounts payable, accrued expenses and other liabilities	52,889	36,633	40,908	41,147	42,596
Accrued distributions	16,498	16,478	16,477	16,369	15,960
Rents received in advance, tenant security deposits and deferred revenue	19,974	20,361	19,332	20,904	21,570

Total liabilities	820,293	828,278	844,011	839,468	830,965

Minority Interests:
7.450% Series A Cumulative Redeemable Preferred unitholders(1)	73,638	73,638	73,653	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	—	—	—	—	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321	44,321	44,321	44,321
Common unitholders of the Operating Partnership	61,782	63,640	65,094	66,502	68,142

Total minority interests	179,741	181,599	183,068	184,539	220,643

Stockholders’ Equity:
7.800% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,437	38,437	—
Common stock	286	284	283	282	280
Additional paid-in capital	515,086	512,994	512,359	508,568	505,743
Deferred compensation	(1,929)	(2,445)	(2,839)	(852)	(1,313)
Distributions in excess of earnings	(71,456)	(67,689)	(61,487)	(53,449)	(44,423)
Accumulated net other comprehensive loss	(1,067)	(1,311)	(4,467)	(4,358)	(5,922)

Total stockholders’ equity	479,345	480,258	482,286	488,628	454,365

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$1,479,379	$1,490,135	$1,509,365	$1,512,635	$1,505,973

(1)	On March 5, 2004, the Company amended the terms of its Series A Cumulative Redeemable Preferred Units (“Series A Preferred Units”) to reduce the distribution rate and extend the redemption date to September 30, 2009. Commencing March 5, 2004, distributions on the Series A Preferred Units accrued at an annual rate of 7.45%. Prior to March 5, 2004, distributions on the Series A Preferred Units accrued at an annual rate of 8.075%.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2004	2003	% Change	2004	2003	% Change
REVENUES:
Rental income	$50,501	$45,870	10.1%	$147,127	$131,695	11.7%
Tenant reimbursements	4,817	4,472	7.7%	15,370	14,845	3.5%
Other property income	(273)	18,441	(101.5%)	875	23,312	(96.2%)

Total revenues	55,045	68,783	(20.0%)	163,372	169,852	(3.8%)

EXPENSES:
Property expenses	8,620	7,738	11.4%	25,904	23,261	11.4%
Real estate taxes	4,423	3,869	14.3%	12,631	11,197	12.8%
Provision for bad debts	(524)	2,749	(119.1%)	116	1,662	(93.0%)
Ground leases	334	326	2.5%	996	970	2.7%
General and administrative expenses	9,399	5,089	84.7%	22,342	13,231	68.9%
Interest expense	9,540	8,869	7.6%	27,898	24,143	15.6%
Depreciation and amortization	14,832	14,299	3.7%	43,317	40,685	6.5%

Total expenses	46,624	42,939	8.6%	133,204	115,149	15.7%

OTHER INCOME:
Interest and other income	77	36	113.9%	462	130	255.4%

Total other income	77	36	113.9%	462	130	255.4%

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	8,498	25,880	(67.2%)	30,630	54,833	(44.1%)
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(2,437)	(3,375)	(27.8%)	(7,396)	(10,125)	(27.0%)
Minority interest in earnings of Operating Partnership attributable to continuing operations	(564)	(2,983)	(81.1%)	(2,642)	(5,947)	(55.6%)

Total minority interests	(3,001)	(6,358)	(52.8%)	(10,038)	(16,072)	(37.5%)

INCOME FROM CONTINUING OPERATIONS	5,497	19,522	(71.8%)	20,592	38,761	(46.9%)
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	367	1,279	(71.3%)	2,386	5,667	(57.9%)
Expenses from discontinued operations	(117)	(638)	(81.7%)	(989)	(2,891)	(65.8%)
Net gain (loss) on disposition of discontinued operations	6,212	(48)	(13041.7%)	6,148	3,642	68.8%
Impairment loss on property held for sale	—	—	—	(726)	—	100.0%
Minority interest attributable to discontinued operations	(817)	(76)	975.0%	(862)	(854)	0.9%

Total income from discontinued operations	5,645	517	991.9%	5,957	5,564	7.1%

NET INCOME	11,142	20,039	(44.4%)	26,549	44,325	(40.1%)
PREFERRED DIVIDENDS	(785)	—	100.0%	(2,355)	—	100.0%

NET INCOME AVAILABLE FOR COMMON SHAREHOLDERS	$10,357	$20,039	(48.3%)	$24,194	$44,325	(45.4%)

Weighted average shares outstanding - basic	28,271	27,584	2.5%	28,203	27,387	3.0%
Weighted average shares outstanding - diluted	28,440	27,801	2.3%	28,369	27,593	2.8%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.37	$0.73	(49.3%)	$0.86	$1.62	(46.9%)

Net income per common share - diluted	$0.36	$0.72	(50.0%)	$0.85	$1.61	(47.2%)

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2004	2003	% Change	2004	2003	% Change
FUNDS FROM OPERATIONS: (1)
Net income available to common shareholders	$10,357	$20,039	(48.3%)	$24,194	$44,325	(45.4%)
Adjustments:
Minority interest in earnings of Operating Partnership	1,381	3,059	(54.9%)	3,504	6,801	(48.5%)
Depreciation and amortization of real estate assets	14,659	14,327	2.3%	42,974	41,200	4.3%
Net (gain) loss on dispositions of operating properties	(6,212)	48	(13041.7%)	(6,148)	(3,642)	68.8%

Funds From Operations (2)	$20,185	$37,473	(46.1%)	$64,524	$88,684	(27.2%)

Weighted average common shares/units outstanding - basic	32,327	31,799	1.7%	32,304	31,609	2.2%
Weighted average common shares/units outstanding - diluted	32,495	32,015	1.5%	32,469	31,816	2.1%
FFO per common share/unit - basic	$0.62	$1.18	(47.5%)	$2.00	$2.81	(28.8%)

FFO per common share/unit - diluted	$0.62	$1.17	(47.0%)	$1.99	$2.79	(28.7%)

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$20,185	$37,473	(46.1%)	$64,524	$88,684	(27.2%)
Adjustments:
Amortization of deferred financing costs	840	620	35.5%	2,397	1,721	39.3%
Non-cash amortization of restricted stock grants	793	678	17.0%	2,526	2,358	7.1%
Impairment loss on property held for sale	—	—	0.0%	726	—	100.0%
Tenant improvements, leasing commissions and recurring capital expenditures	(4,306)	(8,797)	(51.1%)	(13,688)	(17,652)	(22.5%)
Net effect of straight-line rents (3)	(3,004)	(700)	329.1%	(7,687)	(5,221)	47.2%

Funds Available for Distribution (2)	$14,508	$29,274	(50.4%)	$48,798	$69,890	(30.2%)

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2004	2003	% Change	2004	2003	% Change
Total Same Store Portfolio
Number of properties	125	125		125	125
Square Feet	11,230,191	11,230,191		11,230,191	11,230,191
Percent of Stabilized Portfolio	93.6%	92.1%		93.6%	92.1%
Average Occupancy	94.7%	92.8%		93.6%	92.5%
Operating Revenues:
Rental income	$44,640	$42,450	5.2%	$131,612	$124,145	6.0%
Tenant reimbursements	4,689	4,530	3.5%	15,097	14,270	5.8%
Other income	(275)	18,440	(101.5%)	851	19,040	(95.5%)

Total operating revenues	49,054	65,420	(25.0%)	147,560	157,455	(6.3%)

Operating Expenses:
Property expenses	7,703	6,959	10.7%	23,098	21,655	6.7%
Real estate taxes	3,756	3,624	3.6%	11,052	10,523	5.0%
Provision for bad debts	(421)	2,685	(115.7%)	(33)	2,195	(101.5%)
Ground leases	333	326	2.1%	996	956	4.2%

Total operating expenses	11,371	13,594	(16.4%)	35,113	35,329	(0.6%)

GAAP Net Operating Income(2)	$37,683	$51,826	(27.3%)	$112,447	$122,126	(7.9%)

Same Store Analysis (Cash Basis)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2004	2003	% Change	2004	2003	% Change
Total operating revenues	$46,937	$62,976	(25.5%)	$142,179	$151,262	(6.0%)
Total operating expenses	11,371	13,594	(16.4%)	35,113	35,329	(0.6%)

Cash Net Operating Income	$35,566	$49,382	(28.0%)	$107,066	$115,933	(7.6%)

(1)	Same store defined as all stabilized properties owned at January 1, 2003 and still owned and in the stabilized portfolio at September 30, 2004.

(2)	Net operating income for the three and nine months ended September 30, 2003 includes a $18.0 million lease termination fee related to the settlement with Peregrine Systems, Inc. Approximately $2.6 million of this fee was reserved 100% through the provision for bad debts as it related to future installment payments due from Peregrine under the settlement agreement. Net operating income for the three and nine months ended September 30, 2004 includes a $0.4 million net charge related to the resolution of contingencies associated with a 2001 early lease termination and a $0.8 million reduction to the provision for bad debts related to the collection of the first annual installment payment made by Peregrine. Excluding these amounts, the changes in same store Net Operating Income would have been as follows:

	Three Months Ended September 30,	Nine Months Ended September 30,
Total Operating Revenues	4.5%	6.2%
Total Operating Expenses	10.6%	9.7%
GAAP Net Operating Income	2.7%	5.1%
Cash Net Operating Income	3.8%	6.2%

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:
		NOI	Sq. Ft.		9/30/2004	6/30/2004	12/31/2003
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	26	35.8%	24.0%	2,872,925	89.4%	84.6%	82.4%
Orange County	7	3.1%	3.2%	387,327	97.5%	93.0%	80.0%
San Diego	41	38.0%	27.1%	3,253,382	96.4%	94.4%	92.3%
Other	8	3.9%	7.3%	878,960	91.5%	90.8%	91.1%

Subtotal	82	80.8%	61.6%	7,392,594	93.2%	90.0%	87.6%

Industrial:
Los Angeles	4	1.9%	3.2%	388,805	51.0%	70.7%	70.7%
Orange County	43	16.1%	32.7%	3,917,345	96.6%	96.8%	96.3%
Other	2	1.2%	2.5%	295,417	100.0%	100.0%	100.0%

Subtotal	49	19.2%	38.4%	4,601,567	92.9%	94.9%	94.5%

OCCUPANCY BY REGION:
Los Angeles	30	37.7%	27.2%	3,261,730	84.8%	82.9%	81.0%
Orange County	50	19.2%	35.9%	4,304,672	96.6%	96.5%	94.9%
San Diego	41	38.0%	27.1%	3,253,382	96.4%	94.4%	92.3%
Other	10	5.1%	9.8%	1,174,377	93.7%	93.1%	93.1%

TOTAL STABILIZED PORTFOLIO	131	100.0%	100.0%	11,994,161	93.1%	92.0%	90.3%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	92.5%	94.2%	93.2%
Year-to-Date	90.2%	94.4%	91.9%

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,878	92.4%
181/185 S. Douglas Street	El Segundo	1	61,604	47.0%
Kilroy Airport Center, El Segundo	El Segundo	3	699,192	98.3%
999 N. Sepulveda Blvd.	El Segundo	1	133,339	31.7%
525 N. Brand Blvd.	Glendale	1	46,043	100.0%
Kilroy Airport Center, Long Beach	Long Beach	7	949,063	90.6%
12200 W. Olympic Blvd.	Los Angeles	1	151,019	95.2%
12100 W. Olympic Blvd.	Los Angeles	1	151,000	64.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	91.5%
501 Santa Monica Blvd.	Santa Monica	1	70,045	95.1%

Total Los Angeles Office		26	2,872,925	89.4%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	86.6%
8101 Kaiser Blvd.	Anaheim	1	60,177	100.0%
601 Valencia	Brea	1	60,891	100.0%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,530	94.0%
2501 Pullman	Santa Ana	1	51,750	100.0%
1700 E. Carnegie	Santa Ana	1	76,516	100.0%

Total Orange County Office		7	387,327	97.5%

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	88,181	76.8%
12390 El Camino Real	Del Mar	1	72,332	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	84.3%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	79.9%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	80.5%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	Rancho Bernardo	1	70,617	100.0%
15073 Ave of Science	Rancho Bernardo	1	46,759	100.0%
15378 Ave of Science	Rancho Bernardo	1	68,910	100.0%
15435 / 15445 Innovation Drive	Rancho Bernardo	2	103,000	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	78.2%
4939 / 4955 Directors Place	Sorrento Gateway	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Gateway	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
4690 Executive Drive	University Towne Center	1	50,546	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		41	3,253,382	96.4%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	94.8%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	85.1%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	91.1%

Total Other Office		8	878,960	91.5%

Total Office		82	7,392,594	93.2%

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	0.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		4	388,805	51.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	109,449	0.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	145,481	82.8%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		43	3,917,345	96.6%

Other
5115 N. 27th Avenue	Phoenix, AZ	1	130,877	100.0%
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		2	295,417	100.0%

Total Industrial		49	4,601,567	92.9%

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal
Office	22	8	281,677	347,074	$11.94	$0.02	(13.3%)	(21.7%)	97.2%	63
Industrial	1	2	6,000	52,888	$0.17	$0.02	(4.1%)	(7.0%)	39.0%	19

Total	23	10	287,677	399,962	$10.75	$0.02	(13.0%)	(21.2%)	81.2%	59

Year-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal
Office	51	22	511,815	442,023	$15.56	$0.37	(7.8%)	(14.8%)	89.7%	66
Industrial	4	11	55,854	356,083	$3.40	$0.02	3.3%	(6.6%)	76.7%	39

Total	55	33	567,669	798,106	$11.19	$0.23	(6.1%)	(13.4%)	83.3%	58

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Calculated over entire stabilized portfolio.

(3)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(4)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year. The change in cash rents for two of the leases reported year-to-date was calculated using the leases’ stabilized stated rent. The starting stated rents for these two leases were discounted for the first six months.

(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

( $ in thousands)

Non-Recurring Capital Expenditures:

	Q1 2004	Q2 2004	Q3 2004	YTD 2004
Capital Improvements	$—	$—	$—	$—
Tenant Improvements & Leasing Commissions(1)	47	537	2,674	3,258

Total	$47	$537	$2,674	$3,258

Recurring Capital Expenditures:
	Q1 2004	Q2 2004	Q3 2004	YTD 2004

Capital Improvements
Office	$1,862	$752	$230	$2,844
Industrial	10	—	9	19

	1,872	752	239	2,863

Tenant Improvements & Leasing Commissions (1)
Office	1,555	3,869	4,067	9,491
Industrial	311	1,023	—	1,334

	1,866	4,892	4,067	10,825

Total
Office	3,417	4,621	4,297	12,335
Industrial	321	1,023	9	1,353

	$3,738	$5,644	$4,306	$13,688

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2004 (3)	11	77,595	1.1%	1,522	19.61
2005	60	629,323	9.2%	13,723	21.81
2006	57	698,066	10.2%	16,621	23.81
2007	65	1,156,914	17.0%	22,487	19.44
2008	45	1,024,424	15.0%	24,285	23.71
2009	47	1,062,156	15.6%	27,062	25.48
2010	14	328,630	4.8%	10,301	31.35
2011	13	367,403	5.4%	6,722	18.30
2012	4	187,585	2.8%	6,860	36.57
2013 and beyond	22	1,279,222	18.9%	51,385	40.17

Subtotal	338	6,811,318	100.0%	$180,968	$26.57

INDUSTRIAL:
Remaining 2004 (3)	1	20,133	0.5%	138	6.85
2005	16	770,060	18.0%	6,035	7.84
2006	12	494,461	11.6%	4,359	8.82
2007	14	668,776	15.6%	5,088	7.61
2008	9	860,407	20.1%	6,838	7.95
2009	11	678,661	15.9%	4,955	7.30
2010	2	39,130	0.9%	398	10.17
2011	5	417,689	9.8%	3,307	7.92
2012	—	—	—	—	—
2013 and beyond	2	327,402	7.7%	3,738	11.42

Subtotal	72	4,276,719	100.0%	$34,856	$8.15

TOTAL PORTFOLIO:
Remaining 2004 (3)	12	97,728	0.9%	1,660	16.99
2005	76	1,399,383	12.6%	19,758	14.12
2006	69	1,192,527	10.8%	20,980	17.59
2007	79	1,825,690	16.5%	27,575	15.10
2008	54	1,884,831	17.0%	31,123	16.51
2009	58	1,740,817	15.7%	32,017	18.39
2010	16	367,760	3.3%	10,699	29.09
2011	18	785,092	7.1%	10,029	12.77
2012	4	187,585	1.7%	6,860	36.57
2013 and beyond	24	1,606,624	14.4%	55,123	34.31

Total	410	11,088,037	100.0%	$215,824	$19.46

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2004.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

Year of Expiration	Los Angeles County					Orange County
	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2004 (3)	7	35,586	1.4%	935	26.27	1	2,062	0.5%	48	23.28
2005	24	140,071	5.6%	3,861	27.56	11	82,877	22.2%	1,811	21.85
2006	38	375,331	15.0%	10,434	27.80	7	69,442	18.6%	1,099	15.83
2007	35	460,317	18.4%	10,359	22.50	9	26,710	7.2%	614	22.99
2008	20	379,510	15.1%	12,750	33.60	11	151,490	40.6%	3,225	21.29
2009	33	646,750	25.8%	18,364	28.39	3	27,291	7.3%	601	22.02
2010	9	77,218	3.1%	2,529	32.75	—	—	—	—	—
2011	6	90,026	3.6%	2,722	30.24	1	13,381	3.6%	369	27.58
2012	1	12,518	0.5%	394	31.47	—	—	—	—	—
2013 and beyond	9	288,332	11.5%	8,779	30.45	—	—	—	—	—

Subtotal	182	2,505,659	100.0%	$71,127	$28.39	43	373,253	100.0%	$7,767	$20.81

INDUSTRIAL:
Remaining 2004 (3)	—	—	—	—	—	1	20,133	0.5%	138	6.85
2005	1	192,053	96.8%	2,186	11.38	15	578,007	15.3%	3,849	6.66
2006	—	—	—	—	—	11	329,921	8.7%	3,135	9.50
2007	—	—	—	—	—	14	668,776	17.7%	5,088	7.61
2008	—	—	—	—	—	9	860,407	22.7%	6,838	7.95
2009	1	6,362	3.2%	113	17.76	10	672,299	17.8%	4,842	7.20
2010	—	—	—	—	—	2	39,130	1.0%	398	10.17
2011	—	—	—	—	—	4	286,812	7.6%	2,427	8.46
2012	—	—	—	—	—	—	—	—	—	—
2013 and beyond	—	—	—	—	—	2	327,402	8.7%	3,738	11.42

Subtotal	2	198,415	100.0%	$2,299	$11.59	68	3,782,887	100.0%	$30,453	$8.05

TOTAL PORTFOLIO:
Remaining 2004 (3)	7	35,586	1.3%	935	26.27	2	22,195	0.5%	186	8.38
2005	25	332,124	12.3%	6,047	18.21	26	660,884	15.9%	5,660	8.56
2006	38	375,331	13.9%	10,434	27.80	18	399,363	9.6%	4,234	10.60
2007	35	460,317	17.0%	10,359	22.50	23	695,486	16.7%	5,702	8.20
2008	20	379,510	14.0%	12,750	33.60	20	1,011,897	24.3%	10,063	9.94
2009	34	653,112	24.2%	18,477	28.29	13	699,590	16.8%	5,443	7.78
2010	9	77,218	2.9%	2,529	32.75	2	39,130	0.9%	398	10.17
2011	6	90,026	3.3%	2,722	30.24	5	300,193	7.2%	2,796	9.31
2012	1	12,518	0.5%	394	31.47	—	—	—	—	—
2013 and beyond	9	288,332	10.6%	8,779	30.45	2	327,402	8.1%	3,738	11.42

Total	184	2,704,074	100.0%	$73,426	$27.15	111	4,156,140	100.0%	$38,220	$9.20

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2004.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2004 (3)	1	25,082	0.8%	136	5.42	2	14,865	1.9%	403	27.11
2005	7	288,736	9.2%	5,119	17.73	18	117,639	14.8%	2,932	24.92
2006	4	203,707	6.5%	4,095	20.10	8	49,586	6.2%	993	20.03
2007	10	550,833	17.6%	9,135	16.58	11	119,054	15.0%	2,379	19.98
2008	7	252,891	8.1%	5,671	22.42	7	240,533	30.2%	2,639	10.97
2009	5	337,345	10.8%	6,945	20.59	6	50,770	6.4%	1,152	22.69
2010	4	243,236	7.8%	7,529	30.95	1	8,176	1.0%	243	29.72
2011	1	68,910	2.2%	1,116	16.20	5	195,086	24.5%	2,515	12.89
2012	3	175,067	5.6%	6,466	36.93	—	—	—	—	—
2013 and beyond	13	990,890	31.4%	42,606	43.00	—	—	—	—	—

Subtotal	55	3,136,697	100.0%	$88,818	$28.32	58	795,709	100.0%	$13,256	$16.66

INDUSTRIAL:
Remaining 2004 (3)	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	55.7%	1,224	7.44
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	1	130,877	44.3%	880	6.72
2012	—	—	—	—	—	—	—	—	—	—
2013 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	2	295,417	100.0%	$2,104	$7.12

TOTAL PORTFOLIO:
Remaining 2004 (3)	1	25,082	0.8%	136	5.42	2	14,865	1.4%	403	27.11
2005	7	288,736	9.2%	5,119	17.73	18	117,639	10.8%	2,932	24.92
2006	4	203,707	6.5%	4,095	20.10	9	214,126	19.6%	2,217	10.35
2007	10	550,833	17.6%	9,135	16.58	11	119,054	10.9%	2,379	19.98
2008	7	252,891	8.1%	5,671	22.42	7	240,533	22.0%	2,639	10.97
2009	5	337,345	10.8%	6,945	20.59	6	50,770	4.7%	1,152	22.69
2010	4	243,236	7.8%	7,529	30.95	1	8,176	0.7%	243	29.72
2011	1	68,910	2.2%	1,116	16.20	6	325,963	29.9%	3,395	10.42
2012	3	175,067	5.6%	6,466	36.93	—	—	—	—	—
2013 and beyond	13	990,890	31.4%	42,606	43.00	—	—	—	—	—

Total	55	3,136,697	100.0%	$88,818	$28.32	60	1,091,126	100.0%	$15,360	$14.08

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2004.

(2)	Reflects annualized rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2004 for which renewals have not been executed.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Quarterly Lease Expirations for 2004 and 2005

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet(1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft.(3)
OFFICE:
Q4 2004	11	77,595	1.1%	$1,522	$19.61

Q1 2005	14	129,081	1.8%	2,491	19.30
Q2 2005	9	81,525	1.2%	1,904	23.35
Q3 2005	26	291,487	4.3%	5,426	18.61
Q4 2005	11	127,230	1.9%	3,902	30.67

Subtotal 2005	60	629,323	9.2%	13,723	21.81

INDUSTRIAL:
Q4 2004	1	20,133	0.5%	138	6.85

Q1 2005	5	250,804	5.8%	1,474	5.88
Q2 2005	3	129,144	3.0%	854	6.61
Q3 2005	3	79,225	1.9%	562	7.09
Q4 2005	5	310,887	7.3%	3,145	10.12

Subtotal 2005	16	770,060	18.0%	6,035	7.84

TOTAL PORTFOLIO:
Q4 2004	12	97,728	0.9%	1,660	16.99

Q1 2005	19	379,885	3.4%	3,965	10.44
Q2 2005	12	210,669	1.9%	2,758	13.09
Q3 2005	29	370,712	3.3%	5,988	16.15
Q4 2005	16	438,117	4.0%	7,047	16.08

Total 2005	76	1,399,383	12.6%	$19,758	$14.12

(1)	Represents leases expiring during the remainder of 2004 and 2005 for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at September 30, 2004.

(3)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Top Ten Office and Top Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$12,434	839,109	6.3%	7.0%
AMN Healthcare	8,179	175,672	4.2%	1.5%
DirecTV, Inc.	6,723	183,066	3.4%	1.5%
Fish & Richardson	6,224	122,737	3.2%	1.0%
Diversa Corporation	5,046	136,908	2.6%	1.1%
Intuit, Inc.	4,473	264,226	2.3%	2.2%
Epson America, Inc.	4,157	162,852	2.1%	1.4%
Fair Isaac & Company	3,985	129,752	2.0%	1.1%
Peregrine Systems, Inc.	3,663	104,450	1.9%	0.9%
Newgen Results Corporation	3,465	102,875	1.8%	0.9%

Total Office Properties	$58,349	2,221,647	29.8%	18.6%

Industrial Properties:
Celestica California, Inc.	$2,501	303,533	1.4%	2.5%
Qwest Communications Corporation	2,434	244,800	1.3%	2.0%
Mattel, Inc.	2,151	192,053	1.1%	1.6%
Packard Hughes Interconnect	1,710	157,458	0.9%	1.3%
NBTY Manufacturing, LLC	1,488	286,139	0.8%	2.4%
United Plastics Group, Inc.	1,231	188,000	0.6%	1.6%
Kraft Foods, Inc.	1,184	164,540	0.6%	1.4%
Targus, Inc.	1,058	200,646	0.6%	1.7%
Extron Electronics	960	157,730	0.5%	1.3%
Ricoh Electronics	817	100,000	0.4%	0.8%

Total Industrial Properties	$15,534	1,994,899	8.2%	16.6%

(1)	Reflects annualized rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenues

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues (1)	Lease Expiration Date
Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	286,151	$5,494	July 31, 2007
1231 N. Miller Street, Anaheim	113,242	688	March 31, 2009
2240 E. Imperial Highway, El Segundo	100,978	1,784	January 31, 2006
1145 N. Ocean Blvd., Anaheim	65,447	435	October 31, 2005
2250 E. Imperial Highway, El Segundo	7,791	273	November 30, 2004

	573,609	8,674

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle (2)	211,139	2,232	December 31, 2007

Boeing Capital Corporation
3780 Kilroy Airport Way, Long Beach	43,636	1,225	September 30, 2005

Boeing Realty Corporation
3760 Kilroy Airport Way, Long Beach	10,725	303	August 31, 2005

Total	839,109	$12,434

(1)	Reflects annualized rent calculated on a straight-line basis.

(2)	Under the terms of the lease, The Boeing Company has the right to terminate this lease effective either December 31, 2005 or December 31, 2006 by giving the Company written notice one year in advance.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

2004 Acquisitions & Dispositions

($ in thousands)

ACQUISITIONS:

Project	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

2nd QUARTER:
NONE

3rd QUARTER:
NONE

DISPOSITIONS:

Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE

2nd QUARTER:
3750 University Avenue	Riverside, CA	Office	May	125,020	$19,500

3rd QUARTER:
12752/12822 Monarch Street	Garden Grove, CA	Industrial	September	277,037	15,300

TOTAL YEAR-TO-DATE DISPOSITIONS				402,057	$34,800

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Stabilized Development Projects

($ in thousands)

DEVELOPMENT PROJECTS:
Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	% Leased
1st QUARTER:
NONE

2nd QUARTER:
NONE

3rd QUARTER:
12400 High Bluff	Del Mar, CA	Office	2Q 2002	3Q 2003	208,464	$62,273	100	%(1)

(1)	This building was 84% occupied as of September 30, 2004.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in thousands)

DEVELOPMENT PROJECTS:

			Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Spent as of 9/30/2004	% Leased
Project	Location	Type	Start Date	Compl. Date
PROJECTS IN LEASE-UP:
None
PROJECTS UNDER CONSTRUCTION:
15227 Avenue of Science	Rancho Bernardo, CA	Office	3Q 2004	3Q 2005	3Q 2006	65,867	$13,873	$5,423	0%
15253 Avenue of Science	Rancho Bernardo, CA	Office	3Q 2004	3Q 2005	3Q 2006	37,405	8,926	4,239	0%

Subtotal						103,272	22,799	9,662

COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						103,272	$22,799	$9,662	0%

REDEVELOPMENT PROJECTS:

	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment (2)	Estimated Redevelopment Costs	Total Estimated Investment	Total Spent as of 9/30/2004	% Leased
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
5717 Pacific Center Blvd.	Sorrento Mesa, CA	Office to Life Science	1Q 2003	1Q 2004	1Q 2005	67,995	$8,790	$10,320	$19,110	$10,817	0%
909 N. Sepulveda Blvd.	El Segundo, CA	Office	1Q 2003	3Q 2004	3Q 2005	241,603	37,799	27,509	65,308	50,738	19%

Subtotal						309,598	46,589	37,829	84,418	61,555

PROJECTS UNDER CONSTRUCTION:
None
COMMITTED PROJECTS:
None
TOTAL IN-PROCESS AND COMMITTED PROJECTS:						309,598	$46,589	$37,829	$84,418	$61,555	15%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents total capitalized costs at the commencement of redevelopment.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Future Development Pipeline

($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Spent as of 9/30/2004
SAN DIEGO COUNTY:
Innovation Corporate Center - Lot 2	Rancho Bernardo, CA	Office	3.0	50,000	$14,287	$3,395
Innovation Corporate Center - Lot 4	Rancho Bernardo, CA	Office	3.4	75,000	14,730	4,070
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa, CA	Office	10.9	225,000	50,810	15,485
Pacific Corporate Center - Lot 8	Sorrento Mesa, CA	Office	5.0	95,000	26,916	7,877
Santa Fe Summit - Phase I	56-Corridor, CA	Office	7.6	200,839	50,064	7,835
Santa Fe Summit - Phase II	56-Corridor, CA	Office	7.6	203,006	63,025	7,835
Sorrento Gateway - Lot 1	Sorrento Mesa, CA	Office	3.4	60,000	16,610	4,345
Sorrento Gateway - Lot 2	Sorrento Mesa, CA	Office	4.4	80,000	25,934	8,038
Sorrento Gateway - Lot 3	Sorrento Mesa, CA	Office	3.4	60,000	18,706	5,668
Sorrento Gateway - Lot 7	Sorrento Mesa, CA	Office	4.1	57,000	21,102	7,328

TOTAL FUTURE DEVELOPMENT PIPELINE			52.8	1,105,845	$302,184	$71,876

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Capital Structure

At September 30, 2004

($ in thousands)

	Shares/Units At September 30, 2004	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$494,932	23.3%
Unsecured Senior Notes		144,000	6.8%
Unsecured Line of Credit		92,000	4.3%

Total Debt		$730,932	34.4%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$75,000	3.5%
9.250% Series D Cumulative Redeemable Preferred Units (1)	900,000	45,000	2.1%
7.800% Series E Cumulative Redeemable Preferred Stock(2)	1,610,000	40,250	1.9%
Common Units Outstanding(3)	3,990,485	151,758	7.1%
Common Shares Outstanding(3)	28,527,920	1,084,917	51.0%

Total Equity		$1,396,925	65.6%

TOTAL MARKET CAPITALIZATION		$2,127,857	100.0%

(1)	Value based on $50.00 per share liquidation preference.

(2)	Value based on $25.00 per share liquidation preference.

(3)	Value based on closing share price of $38.03 at September 30, 2004.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Debt Analysis

At September 30, 2004

($ in thousands)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	67.7%	6.0%	5.7
Unsecured Debt	32.3%	5.4%	6.2
Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1)	99.7%	5.8%	5.9
Floating Rate Debt	0.3%	3.2%	1.2

Total Debt		5.8%	5.8

Total Debt Including Loan Fees		6.5%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$92,000	October 2007(2)

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.3	$6.4

(1)	Includes the impact of the interest-rate swap agreements listed on page 26.

(2)	On October 22, 2004, the Company renewed its $425 million unsecured revolving credit facility that was scheduled to mature in March 2005. This analysis reflects the new maturity date of October 22, 2007. The Company has a one-year extension option.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Debt Analysis

At September 30, 2004

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/Fixed Rate	Effective Rate	Maturity Date		Remaining 2004	2005	2006	2007	2008	After 2008	Total
Unsecured Debt:
Floating	3.26%	10/22/2007	(1)				$92,000			$92,000
Fixed	5.72%	8/4/2010							61,000	61,000
Fixed	6.45%	8/4/2014							83,000	83,000

							92,000		144,000	236,000

Secured Debt:
Fixed	8.45%	12/1/2005		162	10,349					10,511
Floating	3.16%	12/23/2005	(2)		29,000					29,000
Floating	3.51%	1/1/2006				31,000				31,000
Fixed	6.51%	8/12/2007		56	232	248	17,049			17,585
Fixed	7.21%	8/12/2007		39	166	178	4,325			4,708
Fixed	3.80%	8/1/2008		373	1,529	1,588	1,650	73,401		78,541
Fixed	7.20%	4/1/2009		502	2,099	2,256	2,423	2,603	75,476	85,359
Fixed	6.70%	12/27/2011		249	1,040	1,112	1,189	1,271	72,792	77,653
Fixed	5.57%	8/1/2012		265	1,097	1,160	1,226	1,297	75,868	80,913
Fixed	4.95%	8/1/2012		83	511	536	563	591	31,716	34,000
Fixed	8.21%	10/1/2013		146	607	659	715	776	1,036	3,939
Fixed	8.26%	11/1/2014		277	1,164	1,264	1,373	1,492	11,474	17,044
Fixed	7.15%	5/1/2017		302	1,266	1,359	1,459	1,567	18,726	24,679

	5.50%			2,454	49,060	41,360	31,972	82,998	287,088	494,932

Effect of SWAPS	0.33%

Total	5.83%			$2,454	$49,060	$41,360	$123,972	$82,998	$431,088	$730,932

(1)	On October 22, 2004, the Company renewed its $425 million unsecured revolving credit facility that was scheduled to mature in March 2005. This analysis reflects the new maturity date of October 22, 2007. The Company has a one-year extension option.

(2)	Maturity date does not reflect the two one-year extension options.

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Maturity
$50,000	Swap	4.46%	1/2005
50,000	Swap	2.57%	11/2005
25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$150,000

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on October 25, 2004, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest, depreciation, amortization, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

(unaudited, $ in thousands)

	Three Months Ended September 30,
	2004	2003
Same Store Cash Net Operating Income	$35,566	$49,382
Adjustment:
GAAP Straight Line Rental Income	2,117	2,444

Same Store GAAP Net Operating Income (1)	$37,683	$51,826
Adjustment:
Non-Same Store GAAP Net Operating Income	4,812	3,181

Net Operating Income, as defined (1)	42,495	55,007
Adjustments:
Net Operating Income, as defined, from discontinued operations	(303)	(906)
Other Expenses:
General and administrative expenses	(9,399)	(5,089)
Interest expense	(9,540)	(8,869)
Depreciation and amortization	(14,832)	(14,299)
Other Income:
Interest and other income	77	36

Income from Continuing Operations	8,498	25,880
Minority interests	(3,001)	(6,358)
Income from discontinued operations	5,645	517
Preferred dividends	(785)	—

Net Income Available for Common Shareholders	$10,357	$20,039

(1)	Please refer to page 27 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Reconciliation of EBITDA to Net Income

(unaudited, $ in thousands)

	Three Months Ended September 30,
	2004	2003
Net Income Available for Common Shareholders	$10,357	$20,039
Preferred dividends	785	—
Adjustments for Continuing Operations:
Interest expense	9,540	8,869
Depreciation and amortization	14,832	14,299
Distributions on Cumulative Redeemable Preferred units	2,437	3,375
Minority interest in earnings of Operating Partnership	564	2,983
Adjustments for Discontinued Operations:
Interest expense	—	—
Depreciation and amortization	53	265
Net (gain) loss on disposition of discontinued operations	(6,212)	48
Minority interest in earnings of Operating Partnership	817	76

EBITDA Before Minority Interests (1)	$33,173	$49,954

(1)	Please refer to page 28 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Third Quarter 2004 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Funds Available for Distribution (1)	$14,508	$29,274	$48,798	$69,890
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	4,306	8,797	13,688	17,652
Depreciation for furniture, fixtures and equipment	227	237	681	719
Accrued preferred dividends	785	—	2,355	—
Provision for uncollectible tenant receivables	(645)	2,609	(607)	2,243
Changes in assets and liabilities (2)	15,803	2,886	12,953	(8,163)

GAAP Net Cash Provided by Operating Activities	$34,984	$43,803	$77,868	$82,341

(1)	Please refer to page 28 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits, and deferred revenue; accrued distributions to Cumulative Redeemable Preferred unitholders; and other.